Strategic
Municipals, Inc.
Annual Report
September 30, 1995
DREYFUS STRATEGIC MUNICIPALS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Strategic
Municipals, Inc. For its annual reporting period ended September 30, 1995, your Fund produced a total return (bond price changes and interest income) of 10.18% based on net asset value.* Income dividends, exempt from Federal personal income taxes, of $.712 per share were paid.** This is equivalent to a tax-free distribution rate per share of 7.40%+, comfortably in excess of the inflation rate of 2.54% as measured by the Consumer Price Index for the same period.++
THE ECONOMY
    The Federal Reserve Board relaxed its policy of monetary restraint in July of 1995 when it lowered the Fed Funds rate on July 6th. This reduction ended the upward pressure on short-term rates which began in February of 1994. Despite the monetary restraint that existed, long-term rates began to decline toward the end of that year. The Fed's policy of restraint was based on concern about inflation, given the strong economic news then prevailing.
But by July of 1995, these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
    Economic reports indicated lagging home and auto sales and a decline in new home construction from earlier in the year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise as the trend of corporate cost cutting, and layoffs in particular, continued. After the easing of the Fed Funds rate in the early summer, economic signals were mixed while inflationary expectations remained subdued. Accordingly, interest rates stabilized.
    Recently, however, economic strength has been reflected in some of the indicators. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. The stronger numbers may forestall any immediate easing by the Federal Reserve Board, nevertheless, one should not rule out the possibility of another Fed easing before year end.
    A word about inflation: despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This could be good news for bond investors since easing inflation often results in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Although we strive to maintain a high level of current tax exempt income for the Fund, we are mindful of the potential erosion in bond quality if the economy slips back into a recession. We manage portfolios with a long-term perspective, aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. The interest rate decline which began in late 1994 persisted throughout the remainder of the reporting period. This summer's rate cut confirmed what declining long-term interest rates had indicated all year: that business conditions were weaker than monetary policy makers thought. If economic conditions remain sluggish, and Congress is able to arrive at an acceptable budget accord, we believe further Fed easing is likely. In our view, this would create a favorable environment for bond markets in general. We are certainly pleased and encouraged by the good year-to-date performance in the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. While we remain fully invested in this improving market, we are alert to the stimulating effects of easing monetary policy and are watchful for any signs of rekindling inflation.

    While the municipal market and the Fund have performed well, results for municipal securities have been trailing the other fixed income markets. The prospect of tax reform appears to be limiting the enthusiasm for tax exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    We continue to focus our attention on income production when managing this portfolio. While total return is a concept we understand very well, it has been clear to us from the inception of this portfolio that our shareholders are decidedly income conscious. To that end, we continue to concentrate on retaining high coupon bonds and enjoying the income they produce, as opposed to realizing capital gains on those bonds and reinvesting the proceeds at a lower level of interest. In a similar vein, we currently maintain about 10% of the portfolio's market value in inverse floating-rate securities because they, too, produce a generous level of income. The obvious disadvantage to emphasizing income is that in a strong market rally such as has been seen in 1995, the portfolio will not outperform another portfolio which is structured more aggressively, that is, one which has a high percentage of discount coupon bonds. We continue to manage the portfolio with the bonds' call features very much in mind: to the extent that bonds are lost to calls, the reinvestment rate on the proceeds will be lower, so, when possible we try to guard against that event.
    The Fund's goal-to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital-continues to guide our portfolio management decisions. The high level of volatility exhibited by the market in recent years underscores, for us, the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    Included in this report is a series of detailed statements about your portfolio's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 16, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
+ Distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the net asset value at the end of the period, adjusted for any capital gain distributions.

++ Source: Lipper Analytical Services, Inc. The Consumer Price Index is published by the Bureau of Labor Statistics and is a widely accepted measure of inflation in the United States.

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DREYFUS STRATEGIC MUNICIPALS, INC.
SELECTED INFORMATION                                            SEPTEMBER 30, 1995 (UNAUDITED)
Market Price per share September 30, 1995...........................                    $9 5/8
Shares Outstanding September 30, 1995...............................                56,188,316
New York Stock Exchange Ticker Symbol...............................                       LEO
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MARKET PRICE (NEW YORK STOCK EXCHANGE)
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                                                    FISCAL YEAR ENDED SEPTEMBER 30,1995
                                           ______________________________________________________
                             QUARTER                     QUARTER                   QUARTER                QUARTER
                             ENDED                       ENDED                     ENDED                  ENDED
                             DECEMBER 31,1994            MARCH 31,1995             JUNE 30,1995           SEPTEMBER 30,1995
                             _______________             _______________           _______________         _______________
High                          $9 7\8                      $10 1\4                    $10 1\4                   $10
Low                            8 3\8                        9 1\4                      9 3\8                     9 3\8
Close                          9 1\8                       10 1\8                      9 1\2                     9 5\8
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

PERCENTAGE GAIN (LOSS) based on change in Market Price*
September 23, 1987 (commencement of operations) through September 30, 1995............                    80.07%
October 1, 1990 through September 30, 1995............................................                    40.88
October 1, 1994 through September 30, 1995 ...........................................                     4.91
 January 1, 1995 through September 30,1995............................................                    11.32
April 1, 1995 through September 30, 1995..............................................                    (1.52)
 July 1, 1995 through September 30, 1995..............................................                     3.07
NET ASSET VALUE PER SHARE
          September 23, 1987 (commencement of operations)...........                    $9.32
          September 30, 1994........................................                     9.73
          December 31, 1994.........................................                     9.47
          March 31, 1995............................................                     9.86
          June 30, 1995.............................................                     9.94
          September 30, 1995........................................                     9.96
PERCENTAGE GAIN based on change in Net Asset Value*
September 23, 1987 (commencement of operations) through September 30, 1995............                    99.93%
October 1, 1990 through September 30, 1995............................................                    48.92
October 1, 1994 through September 30, 1995............................................                    10.18
 January 1, 1995 through September 30, 1995...........................................                    11.00
 April 1, 1995 through September 30, 1995.............................................                     4.65
 July 1, 1995 through September 30, 1995..............................................                     1.94
*With dividends reinvested.

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

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS                                                                           SEPTEMBER 30, 1995

                                                                                            PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                        AMOUNT                VALUE
                                                                                             _______                _______
ALABAMA-.3%
Courtland Industrial Development Board, SWDR
    (Champion International Corp. Project) 6.50%, 9/1/2025..................                $2,000,000            $1,989,400
ARIZONA-3.4%
Phoenix Industrial Development Authority, Revenue
    (Christian Care Retirement Apartments) 10.25%, 1/1/2018.................                 9,650,000           10,054,817
Tempe Industrial Development Authority, IDR
    (California Micro Devices Corp. Project) 10.50%, 3/1/2018...............                 7,630,000            8,602,443
ARKANSAS-1.8%
Fayetteville Public Facilities Board, Revenue,
    Refunding (Butterfield Trail Village Project):
      8.25%, 9/1/2000.......................................................                      1,415,000         1,418,453
      9.50%, 9/1/2014.......................................................                      7,785,000         8,512,975
CALIFORNIA-2.2%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
    6.50%, 1/1/2032.........................................................                      12,000,000      11,948,640
COLORADO-7.9%
Bent County, COP (Medium Security Correctional Facility Project) 9.50%, 7/15/2013                 14,030,000       14,822,274
Colorado Health Facilities Authority, Revenue,
    Refunding (Rocky Mountain Adventist) 6.625%, 2/1/2013...................                       3,450,000        3,449,586
Colorado Post-Secondary Educational Facilities Authority, Revenue
    (University of Denver Project) 9%, 12/1/2007 (Prerefunded 12/1/1997) (a)                      6,100,000         6,831,695
City and County of Denver, Airport Revenue:
    8.50%, 11/15/2023.......................................................                      11,500,000       13,052,500
    8%, 11/15/2025..........................................................                      5,000,000         5,551,850
FLORIDA-10.0%
Escambia County, PCR (Champion International Corp. Project)
    6.90%, 8/1/2022.........................................................                       7,000,000         7,275,310
Florida Board of Education, Capital Outlay 8.371%, 6/1/2019 (b,c)...........                       20,000,000       21,325,000
Florida Housing Finance Agency, MFHR
    (Palm Aire Retirement Facility Project) 10%, 1/1/2020 (d)...............                      4,724,246          3,259,730
Indian Trace Community Development District
    (Basin 1 Water Management Special Benefit):
      9.25%, 5/1/2002 (Prerefunded 5/1/1997) (a)............................                      4,050,000          4,437,383
      8.75%, 5/1/2007 (Prerefunded 5/1/1997) (a)............................                      6,000,000          6,519,540
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power Limited Partnership Project)
      6.70%, 2/15/2015......................................................                      3,000,000          2,964,450

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 SEPTEMBER 30, 1995
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT           VALUE
                                                                                                  _______          _______
FLORIDA (CONTINUED)
Palm Beach County, Solid Waste IDR (continued):
    (Osceola Power Limited Partnership Project)
      6.95%, 1/1/2022.......................................................                      $9,150,000       $9,137,647
GEORGIA-4.3%
Atlanta Urban Residential Finance Authority, Residential Housing Revenue
    (Carter Hall Project) 8.50%, 1/1/2018...................................                      10,900,000      11,229,071
Private Colleges and Universities Facilities Authority, Revenue,
    Refunding (Clark Atlanta University Project) 8.25%, 1/1/2015............                      11,000,000      12,177,550
HAWAII-1.1%
Hawaii Department of Transportation, Special Facility Revenue
    (Caterair International Corp. Project) 10.125%, 12/1/2010...............                      5,600,000         5,868,744
ILLINOIS-8.5%
Chicago O'Hare International Airport, Special Facilities Revenue
    (United Airlines Inc. Project) 8.95%, 5/1/2018..........................                      9,595,000        10,873,918
Illinois Health Facilities Authority, Revenue,
    Refunding (Ravenswood Hospital Medical Center Project) 8.80%, 6/1/2006..                      8,000,000         8,624,160
Robbins, RRR (Robbins Resource Recovery Partners):
    9.25%, 10/15/2014.......................................................                      13,300,000       14,639,576
    9.25%, 10/15/2016.......................................................                      5,700,000         6,274,104
Saint Clair County, East Saint Louis School District No. 189
    9%, 11/1/2006...........................................................                      5,500,000         6,061,055
INDIANA-1.5%
Indianapolis Airport, Special Facilities Revenue
    (United Airlines Inc. Project) 6.50%, 11/15/2031........................                      3,500,000         3,437,490
Terre Haute, SWDR (International Minerals and Chemicals Corp.)
    8.70%, 3/15/2003........................................................                       4,200,000         4,632,222
KENTUCKY-4.0%
Kenton County Airport Board, Airport Revenue
    (Special Facilities-Delta Airlines Project) 7.50%, 2/1/2020.............                       10,000,000       10,614,800
Kentucky Development Finance Authority, Hospital Improvement Revenue,
    Refunding (Ashland Hospital-Kings Project):
      9.75%, 8/1/2005.......................................................                      5,000,000         5,617,250
      9.75%, 8/1/2011.......................................................                      1,135,000         1,280,507
      9.75%, 8/1/2011 (Prerefunded 2/1/1998) (a)............................                      1,865,000         2,116,607
      9.875%, 2/1/2012 (Prerefunded 2/1/1998) (a)...........................                      2,000,000         2,279,640
LOUISIANA-4.2%
East Baton Rouge Sewage Commission, Sewer Revenue
    9.25%, 9/1/2012 (Prerefunded 9/1/1997) (a)..............................                       11,425,000       12,827,419

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   SEPTEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT            VALUE
                                                                                                     _______           _______
LOUISIANA (CONTINUED)
Saint James Parish, SWDR (Freeport-McMoRan Partnership Project)
    7.70%, 10/1/2022........................................................                      $10,000,000      $10,234,100
MAINE-.6%
Maine Health and Higher Educational Facilities Authority, Revenue
    (Waterville Osteopathic Hospital Project)
    9.875%, 7/1/2013 (Prerefunded 7/1/1997) (a).............................                      3,035,000          3,435,741
MARYLAND-.5%
Baltimore County, PCR,
    Refunding (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015...............                      2,500,000          2,584,900
MASSACHUSETTS-.5%
Massachusetts Health and Educational Facilities Authority, Revenue,
    Refunding (Beth Israel Hospital Issue) 8.168%, 7/1/2025 (Insured; AMBAC) (b)                 3,000,000          2,842,500
MICHIGAN-6.2%
Greater Detroit Resource Recovery Authority, Revenue:
    9.25%, Series A, 12/13/2008.............................................                      5,200,000         5,399,472
    9.25%, Series C, 12/13/2008.............................................                      4,100,000         4,257,276
    9.25%, Series G, 12/13/2008.............................................                      9,585,000         9,952,681
    9.25%, Series H, 12/13/2008.............................................                      8,920,000         9,262,171
Michigan Hospital Finance Authority, HR,
    Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.....                      5,000,000         5,396,800
MISSISSIPPI-2.6%
Claiborne County, PCR (Middle South Energy Inc.):
    9.50%, 12/1/2013........................................................                      2,000,000         2,330,760
    9.875%, 12/1/2014.......................................................                      10,180,000       11,875,581
NEVADA-.8%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                      4,000,000         4,250,600
NEW HAMPSHIRE-1.8%
New Hampshire Industrial Development Authority, PCR:
    (Public Service Co. Project)
      7.65%, 5/1/2021 ......................................................                      4,000,000         4,244,120
    (United Illumination Co. Project)
      9.375%, 7/1/2012 .....................................................                      4,950,000         5,507,618
NEW JERSEY-3.2%
New Jersey Health Care Facilities Financing Authority, Revenue
    (Christian Health Care Center) 8.75%, 7/1/2018 (Insured; MBIA)..........                     16,810,000        17,651,677
NEW YORK-4.5%
Housing Corp. of New York, Revenue 9%, 11/1/2017 (Prerefunded 11/1/1997) (a)                     12,400,000        13,863,448

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  SEPTEMBER 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                     _______          _______
NEW YORK (CONTINUED)
New York City Municipal Water Finance Authority, Water and Sewer System Revenue
    9%, 6/15/2017 (Prerefunded 6/15/1997) (a)...............................                      $10,000,000     $11,008,300
OHIO-3.1%
Ohio Air Quality Development Authority, Revenue (Dayton Power and Light Co.
Project)
    9.50%, 12/1/2015 (Prerefunded 12/1/1995) (a)............................                      12,000,000       12,411,000
Springdale Hospital Facilities, First Mortgage Revenue
    (Southwestern Ohio Seniors' Services, Inc.) 6%, 11/1/2023...............                      5,000,000         4,405,300
OKLAHOMA-3.2%
Tulsa Municipal Airport Trust, Revenue (American Airlines) 9.50%, 6/1/2020..                      17,045,000       17,552,941
PENNSYLVANIA-7.8%
Butler County Industrial Development Authority, First Mortgage Revenue
    (Saint John Lutheran Care Center):
      9.75%, Series A, 10/1/1998............................................                      600,000             651,510
      Refunding, 10%, Series A1, 10/1/2017..................................                      8,450,000         9,437,889
      Refunding, 10%, Series A2, 10/1/2017..................................                      940,000           1,049,895
Cambria County Hospital Development Authority, HR,
    Refunding (Conemaugh Valley Memorial Hospital) 8.875%, 7/1/2018.........                      7,000,000         7,805,630
Lehigh County General Purpose Authority, Revenue (Wiley House)
    9.50%, 11/1/2016........................................................                      3,000,000         3,183,270
Montgomery County Industrial Development Authority, First Mortgage Revenue
    (Meadowood Corp. Project):
      8.25%, 12/1/2018......................................................                      3,750,000         3,807,863
      Zero Coupon, 12/1/2020................................................                      4,276,125           356,330
      10.25%, 12/1/2020.....................................................                      5,000,000         5,552,400
Pennsylvania Housing Finance Agency, SFMR 7.604%, 4/1/2025 (b)..............                      6,000,000         5,632,500
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue
    (Northwestern Corp.) 8.50%, 6/1/2016....................................                      5,200,000         5,563,688
SOUTH CAROLINA-1.6%
South Carolina Housing Authority, Homeownership Mortgage Revenue 9%, 7/1/2018                       690,000           713,929
Spartanburg County, Hospital Facilities Revenue
    (Spartanburg General Hospital System) 8.655%, 4/13/2022 (b).............                      7,700,000          7,950,250
TENNESSEE-1.4%
Gatlinburg, COP (Gatlinburg Convention Center Inc.)
    9.25%, 12/1/2012 (Prerefunded 12/1/1997) (a)............................                      6,715,000         7,596,881
TEXAS-7.6%
Harris County Health Facilities Development Corp., HR (Hermann Trust)
    9%, 10/1/2017 (Prerefunded 10/1/1997) (a)...............................                     15,000,000         16,690,050

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    SEPTEMBER 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                     _______          _______
TEXAS (CONTINUED)
Port of Corpus Christi Industrial Development Corp., Revenue
    (Valero Refinancing and Marketing Co.) 10.25%, 6/1/2017.................                    $ 6,450,000      $ 7,252,444
Texas Department of Housing and Community Affairs, Home Mortgage Revenue,
    Refunding 6.90%, 7/2/2024 (b)...........................................                     11,000,000        11,464,860
Texas Housing Agency, SFMR 9.375%, 9/1/2016.................................                      3,545,000         3,637,560
Tyler Health Facilities Development Corp., HR, Refunding (East Texas Medical
Center
    Regional Healthcare System Project) 6.75%, 11/1/2025....................                      3,000,000         2,869,950
UTAH-2.0%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018.....                      10,000,000      10,931,200
VIRGINIA-.8%
Fairfax County Water Authority, Revenue 7.097%, 4/1/2029 (b,c)..............                      5,000,000         4,443,750
WISCONSIN-1.8%
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
    8.56%, 7/1/2025 (b,c)...................................................                      10,000,000       9,887,500
WYOMING-.8%
Sweetwater County, SWDR (FMC Corp. Project):
    7.00%, 6/1/2024.........................................................                       2,200,000       2,266,352
    6.90%, 9/1/2024.........................................................                      2,000,000         2,049,160
                                                                                                                   ___________
TOTAL INVESTMENTS
    (cost $516,776,714).....................................................                                       $548,969,653
                                                                                                                   =============

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DREYFUS STRATEGIC MUNICIPALS, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR     Multi-Family Housing Revenue
COP           Certificate of Participation                       PCR      Pollution Control Revenue
HR            Hospital Revenue                                   RRR      Resource Recovery Revenue
IDR           Industrial Development Revenue                     SFMR     Single Family Mortgage Revenue
MBIA          Municipal Bond Investors Assurance                 SWDR     Solid Waste Disposal Revenue
                 Insurance Corporation

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

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (E)              OR          MOODY'S             OR         STANDARD & POOR'S             PERCENTAGE OF VALUE
____                               ____-                          _____________                ____________________
AAA                                Aaa                            AAA                               15.2%
AA                                 Aa                             AA                                10.6
A                                  A                              A                                  2.0
BBB                                Baa                            BBB                               32.0
BB                                 Ba                             BB                                 1.9
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     38.3
                                                                                                   ----

                                                                                                   100.0%
                                                                                                   ======

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NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Residual interest security-the interest rate is subject to change periodically.
    (c)  Security exempt from registration under Rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, these securities amounted to $35,656,250 or 6.4% of net assets.
    (d)  Non-income producing security; interest payment in default.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f)  Securities which, while not rated by Fitch, Moody's or Standard &
    Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g) At September 30, 1995 the Fund had $141,667,173 (25.3% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.







See notes to financial statements.
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

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                        SEPTEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $516,776,714)-see statement.....................................                                        $548,969,653
    Interest receivable.....................................................                                        13,476,979
    Prepaid expenses........................................................                                        27,079
                                                                                                                    ___________
                                                                                                                    562,473,711
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $ 345,661
    Payable for investment securities purchased.............................                       1,971,194
    Accrued expenses and other liabilities..................................                       294,846          2,611,701
                                                                                                  __________       __________
NET ASSETS  ................................................................                                        $559,862,010
                                                                                                                    ============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $531,824,545
    Accumulated undistributed investment income-net.........................                                         3,314,074
    Accumulated net realized (loss) on investments..........................                                         (7,469,548)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         32,192,939
                                                                                                                    ___________
NET ASSETS at value applicable to 56,188,316 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized).........                                        $559,862,010
                                                                                                                    ============
NET ASSET VALUE, per share
    ($559,862,010 / 56,188,316 shares)......................................                                         $9.96
                                                                                                                    =========

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


STATEMENT OF OPERATIONS                                                                         YEAR ENDED SEPTEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $44,521,512
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $4,084,436
      Shareholder servicing costs...........................................                         224,940
      Shareholders' reports.................................................                         134,863
      Custodian fees-Note 2(b)..............................................                         89,293
      Professional fees.....................................................                         83,237
      Directors' fees and expenses-Note 2(c)................................                         55,788
      Registration fees.....................................................                         43,123
      Miscellaneous.........................................................                         28,097
                                                                                                     ______
          TOTAL EXPENSES....................................................                                         4,743,777
                                                                                                                     _________
          INVESTMENT INCOME-NET.............................................                                         39,777,735
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                   $ (7,398,496)
    Net unrealized appreciation on investments..............................                      20,634,913
                                                                                                 ___________
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         13,236,417
                                                                                                                     ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $53,014,152
                                                                                                                     ============

See notes to financial statements.

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                                                          ________________
                                                                                                      1994            1995
                                                                                                     _______         _______
OPERATIONS:
    Investment income-net...................................................                        $40,062,843    $ 39,777,735
    Net realized (loss) on investments......................................                           (71,003)    (7,398,496)
    Net unrealized appreciation (depreciation) on investments for the year..                       (38,368,269)    20,634,913
                                                                                                     __________     __________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                         1,623,571      53,014,152
                                                                                                     __________     __________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                      (39,310,582)     (39,758,554)
    Net realized gain on investments........................................                         (853,824)          _  _
                                                                                                     __________     __________
      TOTAL DIVIDENDS.......................................................                      (40,164,406)     (39,758,554)
                                                                                                     __________     __________
CAPITAL STOCK TRANSACTIONS;
    Dividends reinvested-Note 1(c)..........................................                        14,075,111      5,482,758
                                                                                                     __________     __________
      TOTAL INCREASE (DECREASE) IN NET ASSETS...............................                      (24,465,724)      18,738,356
NET ASSETS:
    Beginning of year.......................................................                       565,589,378     541,123,654
                                                                                                     __________     __________
    End of year (including undistributed investment income-net:
      $3,294,893 in 1994 and $3,314,074 in 1995) ...........................                      $541,123,654     $559,862,010
                                                                                                  ============     ============
                                                                                                    SHARES           SHARES
                                                                                                    _______          _______
CAPITAL SHARE TRANSACTIONS;
    INCREASE IN SHARES OUTSTANDING AS A RESULT OF DIVIDENDS REINVESTED                              1,384,461          558,960
                                                                                                  ============     ============











See notes to financial statements.

DREYFUS STRATEGIC MUNICIPALS, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the financial statements and market price data for the Fund's shares.


                                                                                YEAR ENDED SEPTEMBER 30,
                                                                              ______________________________
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                  ___         ___         ___         ___        ___
    Net asset value, beginning of year...........               $  9.79     $ 9.96    $10.10        $10.43    $  9.73
                                                                  ___         ___         ___         ___        ___
    INVESTMENT OPERATIONS:
    Investment income-net........................                 .78         .75         .75         .73         .71
    Net realized and unrealized gain (loss) on investments        .27         .17         .31         (.69)       .23
                                                                  ___         ___         ___         ___        ___
      TOTAL FROM INVESTMENT OPERATIONS...........                 1.05         .92        1.06         .04         .94
                                                                  ___         ___         ___         ___        ___
    DISTRIBUTIONS:
    Dividends from investment income-net.........                (.76)      (.75)        (.73)      (.72)         (.71)
    Dividends from net realized gain on investments              (.12)      (.03)          -         (.02)         -
                                                                  ___         ___         ___         ___        ___
      TOTAL DISTRIBUTIONS........................                (.88)      (.78)        (.73)      (.74)         (.71)
                                                                  ___         ___         ___         ___        ___
  Net asset value, end of year...................               $  9.96      $10.10      $10.43      $  9.73      $9.96
                                                                  ======     ======      ======       ======      ======
   Market Value, end of year.....................            $  10 1\2    $  10 5\8    $  11 1\8      $9 7\8     $ 9 5\8
                                                                  ======     ======      ======       ======      ======
TOTAL INVESTMENT RETURN*.........................              14.80%        9.14%    12.40%        (4.63%)      4.91%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .88%      .88%        .87%         .86%         .87%
    Ratio of net investment income to average net assets        7.99%      7.56%        7.40%        7.24%        7.30%
    Portfolio Turnover Rate......................                6.43%    21.80%        11.59%      4.85%        13.68%
    Net Assets, end of year (000's Omitted)......              $510,120   $533,151    $565,589      $541,124      $559,862
    *Calculated based on market value.









See notes to financial statements.



DREYFUS STRATEGIC MUNICIPALS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified closed-end management investment company. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan and cash purchase plan.
    On September 28, 1995, the Board of Directors declared a cash dividend of $.056 per share from investment income-net, payable on October 26, 1995 to shareholders of record as of the close of business on October 12, 1995.

DREYFUS STRATEGIC MUNICIPALS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):


                                                                                                                NET INCREASE
                                                                                     NET REALIZED &              (DECREASE)
                                                                                       UNREALIZED               IN NET ASSETS
                             TOTAL INVESTMENT             NET INVESTMENT              GAIN (LOSS)               RESULTING FROM
                                 INCOME                       INCOME                ON INVESTMENTS                OPERATIONS
                          _________________________  _________________________  _________________________  ______________________
                           (000'S)        PER         (000'S)         PER          (000'S)       PER         (000'S)        PER
QUARTER ENDED              OMITTED       SHARE        OMITTED       SHARE          OMITTED      SHARE       OMITTED        SHARE
                           ________     ________      ________      ________        ________    ________     ________    ________
December 31, 1993.          $11,425       $ 0.21     $10,188        $ 0.18       $(2,944)      $(0.05)      $ 7,244       $ 0.13
March 31, 1994........       11,508         0.21       10,348        0.19        (26,084)      (0.47)       (15,736)      (0.28)
June 30, 1994.......        10,871          0.20       9,691         0.18        (2,721)        (0.05)         6,970        0.13
September 30, 1994..        11,002          0.20       9,836         0.18        (6,690)        (0.12)         3,146        0.06
                           ________     ________      ________      ________     __________    ________     ________     ________
    TOTAL......             $44,806       $ 0.82      $40,063       $ 0.73       $(38,439)    $(0.69)      $   1,624     $   0.04
                           =========     =========    =======      ========      =========    =========     =========    ========
December 31, 1994.          $11,035       $ 0.20     $  9,873      $ 0.18        $(13,953)     $(0.25)     $  (4,080)     $(0.07)
March 31, 1995......         11,062         0.19       9,853       0.17             21,830        0.40         31,683       0.57
June 30, 1995..              11,106        0.20         9,974      0.18              4,435        0.07        14,409       0.25
September 30, 1995           11,319        0.20        10,078      0.18                924        0.01        11,002       0.19
                           ________     ________      ________      ________     __________    ________     ________     ________
    TOTAL.......            $44,522      $ 0.79       $39,778       $ 0.71        $ 13,236      $ 0.23       $ 53,014   $ 0.94
                           =========     =========    =======      ========      =========    =========     =========    ========

    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $70,900 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through September 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $12,700 of the carryover expires in fiscal 2002 and $58,200 expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average weekly value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the Fund or (2) 2% of the first $10 million, 1 1/2% of the next $20 million and 1% of the excess over $30 million of the average value of the Fund's net assets. There was no expense reimbursement for the year ended September 30, 1995.

DREYFUS STRATEGIC MUNICIPALS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) The Fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a Custody Agreement for providing custodial services to the Fund. Such compensation for the year ended September 30, 1995 amounted to $89,293.
    (C) Prior to February 1, 1995, certain officers, of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. Each director who is not an "affiliated person" receives an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $152,540,438 and $145,262,162, respectively, for the year ended September 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At September 30, 1995, accumulated net unrealized appreciation on investments was $32,192,939, consisting of $35,738,374 gross unrealized appreciation and $3,545,435 gross unrealized depreciation.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS STRATEGIC MUNICIPALS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS STRATEGIC MUNICIPALS, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
November 7, 1995


DREYFUS STRATEGIC MUNICIPALS, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
    The Fund generally distributes net investment income monthly. Any net realized short-term capital gains and any net realized long-term capital gains will be distributed at least annually.
    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder who has Fund shares registered in his name will have all distributions reinvested automatically by The Bank of New York, as Plan agent (the "Agent"), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
   A shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such distributions will be treated like any other cash dividend.
    A shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.
    A Plan participant who has Fund shares registered in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the Fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A shareholder who owns Fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.
   The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

    The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.
    The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

DREYFUS STRATEGIC MUNICIPALS, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1995 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.
OFFICERS AND DIRECTORS
DREYFUS STRATEGIC MUNICIPALS, INC.
200 Park Avenue
New York, NY 10166

DIRECTORS
Joseph S. DiMartino, Chairman
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Smith
John E. Zuccotti
OFFICERS
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Frederick C. Dey
Vice President and Assistant Secretary
    Eric B. Fischman
Assistant Treasurer
    John J. Pyburn
Assistant Treasurer
    Joseph F. Tower, III
Assistant Secretary
    Ruth Leibert
PORTFOLIO MANAGERS
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
L. Lawrence Troutman
Samuel J. Weinstock
Monica S. Wieboldt

MANAGER
The Dreyfus Corporation
CUSTODIAN
Boston Safe Deposit and Trust Company
COUNSEL
Stroock & Stroock & Lavan
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
The Bank of New York
STOCK EXCHANGE LISTING
NYSE Symbol: LEO
INITIAL SEC EFFECTIVE DATE
9/23/87

The Net Asset Value appears in the
following publications: Barron's,
Closed-End Bond Funds section
under the heading "Municipal
Bond Funds" every Monday; Wall
Street Journal, Mutual Funds
section under the heading
"Closed-End Bond Funds" every
Monday; New York Times,
Business section under the
heading "Closed-End Bond Funds"
every Monday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
[Dreyfus lion "d" logo]
DREYFUS STRATEGIC MUNICIPALS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
The Bank of New York
101 Barclay Street
New York, NY 10286











Printed in U.S.A.                            970AR959
[Dreyfus logo]